                                                                   EXHIBIT 10.17

                        SERVICES AND SUPPORT AGREEMENT

     THIS AGREEMENT is made effective as of January 7, 1999, by and between IMAGINE MEDIA, INC., a California corporation ("Imagine"), and AFFILIATION NETWORKS, INC., a Delaware corporation ("Affiliation").

                                   RECITALS

     A. Imagine has transferred certain assets to Affiliation relating to internet businesses previously operated by Imagine.

     B. In order to assist Affiliation in its organizational and start-up phase, Imagine desires to provide certain support services Affiliation and to permit Affiliation to occupy certain space in Imagine's premises, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   AGREEMENT

     1.  Engagement of Services.  Affiliation hereby engages Imagine as an
         ----------------------
independent contractor to provide certain support and services, including permitting Affiliation and its employees to remain located at the Imagine offices until Affiliation is able to move to offices of its own, all on the terms and conditions contained herein.

     2.  Duties of Imagine.
         -----------------

         (a) Provision of Certain Support Services.  During the term of this
             -------------------------------------
Agreement, Imagine shall make available to Affiliation the services of one of its experienced management personnel, namely, Simon Whitcombe, to provide a variety of administrative, marketing, and other support services, as agreed between the parties from time to time. Mr. Whitcombe's salary and benefits shall remain the responsibility of Imagine while he is an employee of Imagine.

         (b) Occupancy of Space.  During the term of this Agreement, Imagine
             ------------------
shall permit Affiliation to occupy space at Imagine's premises in a location determined by Imagine in its absolute and sole discretion.

         (c) Provision of Technology and Information Services Support.  During
             --------------------------------------------------------
the term of this Agreement, Imagine shall make available to Affiliation certain technological and information services for various periods, including help desk support through April 1, 1999; e-mail; co-location facility bandwidth; and use of T-1 lines and certain software.

     3.  Duties of Affiliation.
         ---------------------

     (a) Information.  Affiliation agrees to cooperate with Imagine in all
         -----------
respects and shall furnish Imagine all information required by it for the performance of its services, and shall permit Imagine to examine and copy any data in the possession and control of Affiliation affecting management and/or operations, and shall in every way cooperate to enable Imagine to perform its services in a satisfactory manner.

     (b) Salaries; Costs. Affiliation agrees to be responsible for all of its
         ---------------
own operating costs, expenses, capital expenditures, fees and losses not otherwise provided by Imagine under the terms of this Agreement, including without limitation the cost of employee benefits, equipment, supplies, and service contracts.

     4.  Compensation.  Affiliation shall pay to Imagine, for services performed
         ------------
by Imagine on behalf of Affiliation pursuant to this Agreement, as follows:

         (a) Direct Expenses.  With respect to payroll costs related to the
             ---------------
services provided by Mr. Whitcombe, Affiliation shall pay the actual costs thereof plus an amount equal to five percent (5%) thereof.

         (b) Occupancy and Technology Costs.  In compensation for the right to
             ------------------------------
occupy space at the Imagine's offices and receive technological and information services, Affiliation shall pay to Imagine a percentage fee based upon an allocation of certain costs as set forth with more particularly on Exhibit A attached hereto. This percentage fee is based upon the number of Affiliation employees as well as traffic to the Affiliation hub websites utilizing Imagine file servers and the serving of ads from Imagine computers. The parties agree to review the percentage allocations set forth on Exhibit A from time to time to determine whether they need to be adjusted in light of actual experience.

         (c) Reimbursement.  Affiliation will reimburse Imagine for all out-of-
             -------------
pocket costs and other advances made by Imagine for the benefit of Affiliation.

         (d) Time for Payment.  Affiliation shall pay to Imagine the sums due
             ----------------
under this Paragraph 4 as follows: within thirty (30) days after the end of every calendar month, Imagine shall prepare a statement detailing and reconciling (if necessary) the costs incurred and calculating the actual compensation due under this Paragraph 4. Affiliation shall pay the amount due within ten (10) days following receipt of such statement from Imagine.

     5.  Term.  The term of this Agreement shall extend until the earlier of (a)
         ----
the date on which Affiliation relocates from the Imagine premises, or (b) October 1, 1999. Upon the termination of this Agreement as provided in (b) above, the parties agree to negotiate an extension or renewal of this Agreement if necessary.

     6.  Arbitration.  Any dispute arising out of or relating to this Agreement
         -----------
shall be finally settled by one arbiter under the then existing Commercial Arbitration Rules of the American Arbitration Association in arbitration proceedings conducted in the City of

San Francisco, California. The arbiter shall have no power or authority in making his award to modify, enlarge or add to the terms and provisions of this Agreement. Judgment upon the award of the arbiter shall be binding upon the parties and may be entered in any court having jurisdiction. Costs and attorneys' fees shall be paid as the arbiter's award shall specify.

     7.  Notices.  All notices and other communications provided for in this
         -------
Agreement shall be given or made by telex, telecopy, telegraph, cable, certified or registered mail (return receipt requested), or delivered personally or by a nationally recognized overnight courier service. All such communications shall be deemed to have been duly given when transmitted by telex or telecopier (if a copy thereof is also mailed to the recipient, certified or registered mail, postage prepaid), or personally delivered or delivered by cable, telegraph, or nationally recognized overnight courier service, or five (5) days after mailing, postage prepaid.

     8.  Miscellaneous.
         -------------

         (a) Amendments.  No amendments or additions to this Agreement shall be
             ----------
binding unless in writing and signed by both parties.

         (b) Applicable Law.  This Agreement shall be governed in all respects,
             --------------
whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of California.

         (c) Binding Effect.  This Agreement shall be binding upon and shall
             --------------
inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

         (d) Paragraph Headings. The paragraph headings used in this Agreement
             ------------------
are included solely for the convenience of the parties and shall not affect or be used in connection with the interpretation of this Agreement.

         (e) Severability.  In the event any provision or portion of a
             ------------
provision of this Agreement is held to be invalid, void or unenforceable, the rest of the Agreement shall, nonetheless, remain in full force and effect and shall in no way be affected, impaired, or invalidated.

         (f) Entire Agreement.  This instrument constitutes the entire
             ----------------
agreement between the parties and supersedes all prior understandings, previous negotiations, and any memoranda or understanding with respect to the subject matter hereof.

         (g) No Strict Construction.  The language used in this Agreement shall
             ----------------------
be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of the day and year first set forth above.


IMAGINE MEDIA, INC.                          AFFILIATION NETWORKS, INC.
a California corporation                     a Delaware corporation


By: /s/ Thomas P. Valentino                  By: /s/ Mark Jung
    --------------------------                  ----------------------------
    Thomas P. Valentino, CFO                     Mark Jung, CEO

                                                                       Exhibit A
                                                  Services and Support Agreement
                                             Imagine Medial/Affiliation Networks

                                                                   Jan-99                  Feb-99            Mar-99
----------------------------------------------------------------------------------------------------------------------------
                                             mo. rates   % fee alloc      fee
----------------------------------------------------------------------------------------------------------------------------
Accounting                per head             $   475       100%       $ 22,800     50%     $ 11,400     0%     $      -
----------------------------------------------------------------------------------------------------------------------------
Accommodation (space)
----------------------------------------------------------------------------------------------------------------------------
                          per sqft             $  2.50       100%         18,600    100%       18,600   100%       19,375
----------------------------------------------------------------------------------------------------------------------------
                          sqft/head                155
----------------------------------------------------------------------------------------------------------------------------
Office-Admin              per head             $   875       100%       $ 42,000    100%     $ 42,000    80%     $ 35,000
----------------------------------------------------------------------------------------------------------------------------
IT
----------------------------------------------------------------------------------------------------------------------------
                          per head             $675.00       100%         32,400    100%     $ 32,400    50%     $ 16,875
----------------------------------------------------------------------------------------------------------------------------
            internet      per avg daily visit  $  0.18       100%       $ 50,040    100%     $ 50,040    50%     $ 25,020
----------------------------------------------------------------------------------------------------------------------------
Management                per head             $   800       100%       $      0     25%     $  9,600     5%     $  2,000
----------------------------------------------------------------------------------------------------------------------------
Production                                     n/a
----------------------------------------------------------------------------------------------------------------------------
Circ.                                          n/a
----------------------------------------------------------------------------------------------------------------------------
Corp Mkting                                    n/a                      --------             --------            --------
----------------------------------------------------------------------------------------------------------------------------
Totals                                                                  $204,240             $164,040            $ 98,270
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
estimated headcount                                 42                        48                   48                  50
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avg daily visits
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ign hub sites                                                            248,000              248,000             248,000
----------------------------------------------------------------------------------------------------------------------------
chickclick                                                                 5,000                5,000               5,000
----------------------------------------------------------------------------------------------------------------------------
den---                                                                    20,000               20,000              20,000
----------------------------------------------------------------------------------------------------------------------------
power studnts                                                              5,000                5,000               5,000
----------------------------------------------------------------------------------------------------------------------------
                                                                         278,000              278,000             278,000
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Notes:
----------------------------------------------------------------------------------------------------------------------------

                                Apr-99                   May 99
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Accounting                  0%       $               0%       $
-----------------------------------------------------------------------
Accommodation (space)
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                          100%         21,313      100%         21,313
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Office-Admin               80%       $ 38,500       80%       $ 38,500
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IT
-----------------------------------------------------------------------
                           25%       $  9,281       25%       $ 9,2815
-----------------------------------------------------------------------
              internet     50%       $ 25,020       50%       $ 25,020
-----------------------------------------------------------------------
Management                  5%       $  2,200        5%       $  2,200
-----------------------------------------------------------------------
Production
-----------------------------------------------------------------------
Circ.
-----------------------------------------------------------------------
Corp Mkting                          --------                 --------
-----------------------------------------------------------------------
Totals                               $ 96,314                 $ 96,314
-----------------------------------------------------------------------

-----------------------------------------------------------------------
estimated headcount                        55                       55
-----------------------------------------------------------------------
avg daily visits
-----------------------------------------------------------------------
ign hub sites                         248,000                  248,000
-----------------------------------------------------------------------
chickclick                              5,000                    5,000
-----------------------------------------------------------------------
den---                                 20,000                   20,000
-----------------------------------------------------------------------
power studnts                           5,000                    5,000
-----------------------------------------------------------------------
                                      278,000                  278,000
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Notes:
-----------------------------------------------------------------------

Accounting assumes affiliation has complete control by 3/1.
Accommodation: 100% chargeback for rents, utilities, insurance, janitorial, etc. until affiliation relocates.
Office admin: includes HR effort - assumes affiliation handle its own HR effective 3/1
IT: includes Imagine's IT personnel including help desk and unix; also Imagine's network infrastructure - assumes eff 3/1 affiliation starts providing some help desk and eff 4/1 only IT support relates to use of imagine's network infrastructure.
IT-internet: includes colocation facility bandwidth, T-1 and deprec relating to internet capital equip - will be reduced as affiliation establishes their own co-location arrangement, however, charges relating to T-1 and accipitor will probably remain.
Visits per existing reports- hub sites only, no affiliates.
Management: assumes that affiliation will handle - allows for some of TV's time.

headcount calc: new starts at beg mo count as 1, if after 15/th/ counted as 1/2. Represents people located on Imagine premises.
need to retain some flexibility if efforts are more or less than expected all recharge assumptions are same as rates used for other Imagine-owned properties